U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

ODYSSEY HEALTH, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2023, Odyssey Health, Inc., f/k/a Odyssey Group International, Inc. (the “Company”) entered into a Note Purchase Agreement (the “NPA”) with two accredited investors. The NPA is attached hereto and incorporated herein as set forth in Exhibit 10.1.

Upon the terms and conditions stated in the NPA, the accredited investors desire to purchase and the Company desires to issue and sell, as set forth in the NPA (i) a Convertible Promissory Note of the Company, (the “Note”), in aggregate principal amount of five hundred thousand ($500,000), (the “Loan Amount”), (ii) due and payable in full on or after the later of twelve (12) months from execution or completion of a Senior Exchange Listing of the Company or a Company Spinout (“Spinco”) of its ONP Technology, (iii) interest shall accrue at a rate of 12% per annum, (iv) is convertible at the lender’s option into shares of the Company’s Spinco Common Stock at a price that is seventy percent (70%) of Spinco’s IPO price, and (iv) a Common Stock Purchase Warrant (a “Warrant” and collectively, the “Warrants”) which Warrant will permit each investor to acquire a number of shares of common stock of Spinco equal to two hundred percent (200%) of such investor’s original face amount of the loan divided by the IPO price of the Spinco.

The form of NPA, Note and proposed Warrant are attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the NPA, Note and Warrant contained herein are summaries and are qualified in their entirety by reference to the form of NPA.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
10.1	Form of Note Purchase Agreement
10.2	Form of Convertible Promissory Note
10.3	Form of Spinco Common Stock Purchase Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: August 18, 2023	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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